Exhibit 99.2

FDIC-Assisted Acquisition Key West Bank March 26, 2010 NASDAQ: HOMB www.homebancshares.com

Forward Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward- looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company's 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management's estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; management's estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.

Transaction Overview Key West Bank represents our second successful FDIC- assisted acquisition within two weeks Acquired approximately $87.5 million in assets & assumed approximately $87.7 million in liabilities with a discount bid of $9.7 million & a premium of 0.50% on deposits All loans and other real estate owned are covered by FDIC loss protection No holding company assets or liabilities were included Acquired location will operate as Centennial Bank, a wholly-owned subsidiary of Home BancShares, Inc. Location will be open for normal business hours Saturday, Sunday & Monday, March 27-29

Strategic Opportunity Expand our current market share in Key West Slightly accretive for its size to the following: Net income Earnings per share Book value Tangible book value Leverages our present infrastructure in Key West Leverages a small percentage of our excess capital

HOMB Capital Strength Ratio 2008 Actual 2009 OSB Pro-forma OSB & KWB Pro-forma Benchmark Leverage 10.87% 17.42% 15.53% 15.11% 5.00% Tier 1 12.70% 20.76% 19.78% 19.56% 6.00% Total RBC 13.95% 22.02% 21.04% 20.82% 10.00% TCE $226,459 $357,961 $358,864 $360,021 Tier 1 capital $278,427 $455,098 $457,255 $458,508 Total RBC $306,000 $482,690 $486,344 $488,001 (in thousands) TCE to tangible assets 8.97% 13.63% 12.14% 11.82% Book Value $14.25 $16.18 $16.34 $16.40 Tangible BV $11.40 $13.93 $13.97 $14.01 (Pro-forma = 2009 Actual + Acquired Banks)

Florida Pro-Forma Footprint Branch Locations Acquired Branch Existing Branches Charlotte County, FL - 2 Collier County, FL - 1 Monroe County, FL 1 9 Lake County, FL - 1 Orange County, FL - 4 Seminole County, FL - 2 Total 1 19 Acquired Branch Location Existing Branch Locations FLORIDA Port Charlotte Punta Gorda Marco Island Key Largo Islamorada Marathon (3) Big Pine Key West (2) Summerland 20 Branches (As of March 2010) Orlando (3) Winter Park Longwood (2) Clermont Key West (new)

Historical Acquisitions Year Acquired Bank Location Assets (in millions) 2003 Community Bank Cabot, AR $326 2005 Twin City Bank North Little Rock, AR $633 2005 Marine Bank Marathon, FL $258 2005 Bank of Mountain View Mountain View, AR $203 2008 Centennial Bank Little Rock, AR $234 2010 Old Southern Bank Orlando, FL $331

Deposit Composition As of December 31, 2009 Non-interest bearing Savings & Interest bearing Time deposits Brokered (non-CDARS) HOMB Deposits OSB Deposits KWB Deposits HOMB Combined Pro Forma Non-interest bearing $ 302 $ 27 $ 5 $ 334 Savings & Interest bearing 715 152 6 873 Time deposits 784 141 39 964 Brokered (non-CDARS) 34 - 18 52 $ 1,835 $ 320 $ 68 $ 2,223 Non-interest Savings CDs Brokered East 329 867 925 34 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 HOMB-OSB Pro Forma 43% 40% 15% 2% DDA/NOW Svgs/MMDA CDs Brokered East 334 873 982 52 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 HOMB Combined Pro Forma 44% 39% 15% 2% Non-interest Savings CDs brokered East 5 6 39 18 West 30.6 38.6 31.6 North 45.9 46.9 45 43.9 Key West Bank 57% 9% 7% 27%

Florida Deposit Market Share Selected Markets Branch Count HOMB Pro-forma Deposits 6/30/09 Total Deposits in Market Deposit Market Share Rank Deposit Market Share % Monroe County, FL 10 $267 $2,226 4 12.0 Charlotte County, FL 2 15 3,298 17 0.4 Collier County, FL 1 21 11,690 37 0.2 Lake County, FL 1 83 5,032 10 1.6 Orange County, FL 4 200 21,824 16 0.9 Seminole County, FL 2 88 6,258 15 1.4 (Dollars in Millions) Source: FDIC as of 6/30/09. Home BancShares Inc. Pro-Forma

Loan Composition Loan Type Acquired Florida $ Amount (in millions) Florida Pro-forma $ Amount (b) (in millions) HOMB Pro-forma Total (b) (in millions) % of Pro-forma Total Loans (b) Commercial RE (Non-farm/non-residential & agri.) $ 12 $ 256 $ 953 42% Construction/Land Development 4 170 491 21% Residential Real Estate 50 171 517 23% Commercial & Industrial (a) 1 49 266 11% Consumer - 6 40 2% Other - 5 25 1% Total $ 67 $ 657 $ 2,292 100% (a) Includes Agricultural (b) Pro-forma also includes Old Southern loans acquired March 12, 2010 (Dollars in Millions, As of December 31, 2009)

Contact Information Corporate Headquarters Home BancShares, Inc. 719 Harkrider St., Suite 100 P.O. Box 966 Conway, AR 72033 Financial Information Brian S. Davis Chief Accounting Officer & Investor Relations Officer (501) 328-4770 bdavis@homebancshares.com Website www.homebancshares.com

FDIC-Assisted Acquisition Key West Bank March 26, 2010 NASDAQ: HOMB www.homebancshares.com